UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Commission File Number 000-55089

AUTO PARTS 4LESS GROUP, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	90-1494749
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

106 W. Mayflower, North Las Vegas, NV 89030

(Address of principal executive offices)

(702) 267-6100

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement – Auctus Fund, LLC. Effective January 31, 2024, Auto Parts 4Less Group, Inc., a Nevada corporation (the “Company”), entered into an Exchange Agreement (the “Auctus Agreement”) with Auctus Fund, LLC (“Auctus’). Pursuant to the Auctus Agreement, the Company agreed to issue 3,112 shares of its Series C Convertible Preferred Stock (as amended) in exchange for a total of $4,280,231 of indebtedness owed by the Company to Auctus, thus cancelling such debt amount. The terms of the Company’s Series C Convertible Preferred Stock are set forth below under “Terms of Series C Convertible Preferred Stock.” If, at the time of a mandatory conversion of the Series C Convertible Preferred Stock, the beneficial ownership of Auctus would, on a fully-converted basis, exceed its percentage ownership limitation, then a pre-funded warrant (“Pre-funded Warrant”), the form of which is included as an exhibit to this Current Report, would be issued by the Company to Auctus that would serve to preserve Auctus’ pecuniary rights and would be exercisable on a cashless basis.

Exchange Agreement – Growth Ventures. Effective February 18, 2024, the Company entered into an Exchange Agreement (the “GV Agreement”) with Growth Ventures (“GV’). Pursuant to the GV Agreement, the Company agreed to issue 10 shares of its Series C Convertible Preferred Stock (as amended) and a warrant (the “GV Warrant”) to purchase 3,102 shares of Series C Convertible Preferred Stock, on a cashless basis, in exchange for a total of $3,159,368 of indebtedness owed by the Company to GV, thus cancelling such debt amount. The terms of the Company’s Series C Convertible Preferred Stock are set forth below under “Terms of Series C Convertible Preferred Stock.” If, at the time of a mandatory conversion of the Series C Convertible Preferred Stock, the beneficial ownership of GV would, on a fully-converted basis, exceed its percentage ownership limitation, then a Pre-funded Warrant, the form of which is included as an exhibit to this Current Report, would be issued by the Company to GV that would serve to preserve GV’ pecuniary rights and would be exercisable on a cashless basis.

Terms of Series C Convertible Preferred Stock. The terms of the amended and Restated Certificate of Designation of the Company’s Series C Convertible Preferred Stock (which is to be filed in the near future with the Secretary of State of Nevada) are set forth below.

I. DESIGNATION AND AMOUNT

AUTO PARTS 4LESS GROUP, INC., a corporation organized and existing under the laws of the State of Nevada (the “Company” or “Corporation”), hereby certifies that the Board of Directors of the Company (the “Board” or “Board of Directors”), pursuant to authority of the Board as required by applicable law, and in accordance with the provisions of its certificate of incorporation and by-laws, has authorized and hereby authorizes the amendment and restatement of the certificate of designations, preferences, and rights of the Series C Convertible Preferred Stock, par value $0.001 (referred to herein as the “Series C Convertible Preferred Stock”), and fixes the voting powers, designations, preferences, limitations, restrictions and relative rights thereof, as provided herein (the “Certificate of Designation”). The number of shares constituting such series shall be 7,250. The stated value of each issued share of Series C Convertible Preferred Stock shall be deemed to be $1,500.00 (the “Stated Value”)

II. DIVIDENDS

The holders of the Series C Convertible Preferred Stock (each a “holder” or “Holder”) shall not be entitled to receive dividends.

III. CONVERSION

(a)       Conversion. The holder may, at any time and from time to time convert any number of its shares of Series C Convertible Preferred Stock into a number of fully paid and non-assessable shares of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), determined by multiplying the number of issued and outstanding shares of common stock of the Company on the date of conversion, by 2.63 then multiplied by the number of Series C Convertible Preferred Stock the holder is converting and divided by 7,250 (“Conversion Price"), except for the first 12-month period from the date of issuance (the “Restricted Period”) whereby the holder shall not have the right to make any conversions of the Series C Convertible Preferred Stock. For the avoidance of doubt, the formula in the immediately preceding sentence shall not be adjusted as a result of the Company’s (i) payment of a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock, (ii) subdivision of the outstanding shares of Common Stock into a larger number of shares, (iii) combination (including by way of a reverse stock split) of the outstanding shares of Common Stock into a smaller number of shares, or (iv) consummates of any other similar transaction.

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(b)        Automatic Conversion. Notwithstanding the foregoing, any and all issued and outstanding shares of Series C Convertible Preferred Stock shall automatically convert upon the Company meeting all of the following conditions precedent (the “Uplist Conversion”):

(1)	Successful completion of the uplisting of the Company’s Common Stock onto either the NASDAQ or NYSE stock exchanges (“Uplisting”);

(2)	Having no debt on the Company’s balance sheet at least 30 calendar days prior to submitting the application to the applicable exchange marketplace for Uplisting and continuing all the way though the date of the Uplisting; and

(3)	The Company must have a market capitalization of at least $20,000,000 immediately preceding the Uplisting (for the avoidance of doubt, excluding the effect of any capital raise being consummated in conjunction with the Uplisting), which shall be calculated by multiplying (i) the closing price of the Common Stock on the Trading Day (as defined in this Certificate of Designation) immediately preceding the date of the Uplisting by (ii) the total shares of the Common Stock issued and outstanding on the Trading Day immediately preceding the date of the Uplisting. “Trading Day” shall mean any day on which the Common Stock is traded on the Principal Market. “Principal Market” shall mean the principal securities exchange or trading market where such Common Stock is listed or traded, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets; and

(4)	The Company shall have delivered to the Company’s transfer agent and Holder a legal opinion from the Company’s legal counsel, the form and substance of which opinion shall be reasonably satisfactory to the transfer agent and Holder, to the effect that such shares of Common Stock to be issued to Holder pursuant to the Uplist Conversion are freely tradeable pursuant to Rule 144.

Notwithstanding the foregoing, and solely with respect to the Uplist Conversion, to the extent that the Holder determines, in its sole discretion, that such Holder would beneficially own in excess of the Beneficial Ownership Limitation (as defined in this Certificate of Designation) as a result of the Uplist Conversion, then, at the Holder’s sole option, the Company shall issue pre-funded warrants in the form attached hereto as Exhibit A (the “Pre-Funded Warrants”) to Holder in lieu of the number of shares of Common Stock exceeding the Beneficial Ownership Limitation (the “Excess Common Stock”), for the purchase of a number of Common Stock equal to the Excess Common Stock.

(c)       Mechanics of Conversion. To convert the Series C Convertible Preferred Stock, a holder shall: (i) email, fax (or otherwise deliver by other means resulting in notice) a copy of a fully executed notice of conversion in the form attached hereto as Annex A (each a “Notice of Conversion”) and (ii) such number of Series C Convertible Preferred Stock converted shall be deemed to be surrendered. To effect conversions of shares of Series C Convertible Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series C Convertible Preferred Stock to the Company. The date of the holder’s delivery of the notice of conversion to the Company shall be the "Conversion Date". No fractional shares of Common Stock shall be issued upon conversion of the Series C Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares, at the Corporation’s option. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Convertible Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion. Certificates representing the Series C Convertible Preferred Stock shall have the following legend:

THE HOLDER AND ANY ASSIGNEE OR TRANSFEREE, BY ACCEPTANCE OF THIS STOCK CERTIFICATE, ACKNOWLEDGE AND AGREE THAT, PURSUANT TO THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES C CONVERTIBLE PREFERRED STOCK, THE NUMBER OF SHARES REFLECTED ON THE FACE OF THIS CERTIFICATE MAY NOT BE THE ACTUAL NUMBER OF SHARES HELD BY THE HOLDER OR ASSIGNEE. PLEASE INQUIRE WITH THE COMPANY AS TO THE ACTUAL NUMBER OF SHARES EVIDENCED BY THIS CERTIFICATE.

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(d)       Conversion Disputes. In the case of any dispute with respect to a conversion, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with the other provisions of this Article III. If such dispute involves the calculation of the Conversion Price, the Company shall submit the disputed calculations to an independent accounting firm, acceptable to holder, via electronic mail within two (2) business days of the Conversion Date. The accounting firm shall audit the calculations and notify the Company and the holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock on the date that the accounting firm provides its calculations to the Company and the holder.

(e)       Timing of Conversion. No later than the second business day following each Conversion Date (the "Share delivery Date"), the Company shall deliver to the holder (or at its direction) (x) that number of shares of Common Stock issuable upon conversion of the number of Series C Convertible Preferred Stock being converted (the “Conversion Shares”) and (y) a certificate representing the number of Series C Convertible Preferred Stock not being converted, if any. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued at such time, unless the notice of conversion is revoked or rescinded as otherwise provided for in this Certificate of Designation. In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to issue and deliver to the Holder such Conversion Shares on the Company’s share register or, if such Conversion Shares may be issued without restriction, credit the Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other reasonable and customary out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to issue and deliver such Conversion Shares or credit such Holder’s balance account with DTC for such Conversion Shares (as applicable in Holder’s sole discretion) shall terminate, or (ii) promptly honor its obligation to issue and deliver to the Holder such Conversion Shares or credit such Holder’s balance account with DTC (as applicable in Holder’s sole discretion) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing sales price of the Common Stock on the date of exercise. Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of the Series C Convertible Preferred Stock as required pursuant to the terms hereof. The Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Convertible Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person (as defined in this Certificate of Designation) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company.

(f)       Revocation of notice of conversion. In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to issue and deliver to the Holder such Conversion Shares on the Company’s share register or, if such Conversion Shares may be issued without restriction, credit the Holder’s balance account with DTC for the number of Conversion Shares to which the Holder is entitled upon the Holder’s exercise hereunder, then, in addition to any other remedies which may be available to the holder, the holder may revoke the notice of conversion by delivering a notice to such effect to the Company. Upon receipt by the Company of such a revocation notice, the Company shall immediately return the subject Preferred Stock Certificates and other conversion documents, if any, delivered by holder, to the holder, and the Company and the holder shall each be restored to their respective positions held immediately prior to delivery of the notice of conversion, provided, however, that nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Conversion Shares (or to electronically deliver such Conversion Shares) upon the conversion of the Series C Convertible Preferred Stock as required pursuant to the terms hereof.

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(g)       Stamp, Documentary and Other Similar Taxes. The Company shall pay all stamp, documentary, issuance and other similar taxes which may be imposed with respect to the issuance and delivery of the shares of common stock pursuant to conversion of the Series C Convertible Preferred Stock; provided that the Company will not be obligated to pay stamp, transfer or other taxes resulting from the issuance of common stock to any person other than the registered holder of the Series C Convertible Preferred Stock.

(h)       Beneficial Ownership Limitations. Notwithstanding anything to the contrary contained in this Certificate of Designation, a Holder shall not have the right to convert any portion of the Series C Convertible Preferred Stock, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates (as defined in this Certificate of Designation), and any other Persons (as defined below) acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined in this Certificate of Designation). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Holder’s Series C Convertible Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of the Series C Convertible Preferred Stock beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding at the time of the respective calculation hereunder. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder. “Person” shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(i)        Electronic Transmission. In lieu of delivering physical certificates representing the common stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program (the "FAST Program"), upon request of a holder who shall have previously instructed such holder's prime broker to confirm such request to the Company's transfer agent and upon the holder's compliance with Section III(b), the Company shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the common stock issuable upon conversion to the holder by crediting the account of holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. Subject to the foregoing, the Company will use its commercially reasonable efforts to maintain the eligibility of its common stock for the FAST Program.

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(j)       Reorganization, Reclassification, Consolidation, Merger or Sale. At any time while the Series C Convertible Preferred Stock is outstanding, if any recapitalization, reclassification or reorganization of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or other assets or property (an “Organic Change”), then lawful and adequate provisions shall be made by the Corporation whereby the Holders shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the conversion of the Series C Convertible Preferred Stock) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full conversion of the Series C Convertible Preferred Stock (excluding the Beneficial Ownership Limitation). In the event of any Organic Change, appropriate provision shall be made by the Corporation with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Series E Conversion Price) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion thereof. To the extent necessary to effect the foregoing provisions, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder at the last address of such Holder appearing on the books of the Corporation, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. If there is an Organic Change, then the Corporation shall cause to be mailed to each Holder at its last address as it shall appear on the books and records of the Corporation, at least ten (10) calendar days before the effective date of the Organic Change, a notice stating the date on which such Organic Change is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares for securities, cash, or other property delivered upon such Organic Change; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Each Holder is entitled to convert such Holder’s Series C Convertible Preferred Stock during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice, regardless of whether or not such conversion would be during the Restricted Period. In any event, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall be deemed to assume such obligation to deliver to such Holder such shares of stock, securities or assets even in the absence of a written instrument assuming such obligation to the extent such assumption occurs by operation of law.

IV. RESERVATION OF AUTHORIZED SHARES OF COMMON STOCK

Subject to the provisions of this Article IV, the Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the Series C Convertible Preferred Stock, one hundred seventy-five percent (175%) of the number of shares of Common Stock issuable for the conversion of all outstanding Series C Convertible Preferred Stock (without giving effect to any limitation on conversion or exercise thereof, including but not limited to the Beneficial Ownership Limitation) (the "Reserved Amount"). If the Company fails to reserve the Reserved Amount for any three (3) consecutive Trading Days (the last of such three (3) Trading Days being the "Authorization Trigger Date"), then the Company shall immediately take all necessary action (including stockholder approval) to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to the Reserved Amount multiplied by two (2).

V. FAILURE TO CONVERT

If, at any time, (x) the Conversion Date has occurred and the Company fails for any reason to deliver, on or prior to the second business day following the Share Delivery Date for such conversion (said period of time being the "Extended Delivery Period"), such number of shares of Common Stock to which such holder is entitled upon such conversion, or (y) the Company provides notice (including by way of public announcement) to any holder at any time of its intention not to issue shares of common stock upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate of Designation (each of (x) and (y) being a "Conversion Default"), then the Company shall pay, in addition to all other provisions in this Certificate of Designation, to the affected holder, in the case of a Conversion Default described in clause (x) above, and to all holders, in the case of a Conversion Default described in clause (y) above, an amount equal to 1% of the Stated Value of the Series C Convertible Preferred Stock with respect to which the Conversion Default exists (which amount shall be deemed to be the aggregate Stated Value of all outstanding Series C Convertible Preferred Stock in the case of a Conversion Default described in clause (y) above) for each calendar day thereafter until the Cure Date (as defined in this Certificate of Designation). "Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Company effects the conversion of the portion of the Series C Convertible Preferred Stock submitted for conversion and (ii) with respect to a Conversion Default described in clause (y) of its definition, the date the Company undertakes in writing to issue Common Stock in satisfaction of all conversions of Series C Convertible Preferred Stock in accordance with the terms of this Certificate of Designation (provided that the Company thereafter so performs such obligations). The Company shall promptly provide each holder with notice of the occurrence of a Conversion Default with respect to any of the other holders.

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VI. REDEMPTION.

The Series C Convertible Preferred Stock may not be redeemed.

VII. RANK.

All shares of the Series C Convertible Preferred Stock shall rank (i) senior to the Common Stock; (ii) senior to any class or series of capital stock of the Company now outstanding or hereafter created (unless, with the consent of all of the holders obtained in accordance with Article IX hereof, such hereafter created class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series C Convertible Preferred Stock) (collectively, with the Common Stock, "Junior Securities"); and (iii) pari passu with any class or series of capital stock of the Company hereafter created (with the consent of all of the holders obtained in accordance with Article IX hereof) specifically ranking, by its terms, on parity with the Series C Convertible Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Company hereafter created (with the consent of all of the holders obtained in accordance with Article IX hereof) specifically ranking, by its terms, senior to the Series C Convertible Preferred Stock (the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

VIII. VOTING RIGHTS.

Subject to Section IX below, no holder of the Series C Convertible Preferred Stock shall be entitled to vote on any matter submitted to the shareholders of the Company for their vote, waiver, release or other action.

IX. PROTECTION PROVISIONS.

So long as any Series C Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the unanimous approval of all of the holders of the Series C Preferred Stock: (a) alter or change the rights, preferences or privileges of the Series C Convertible Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series C Convertible Preferred Stock; (c) create any Senior Securities; (d) create any Pari Passu Securities; (e) increase the authorized number of shares of Series C Convertible Preferred Stock; (f) sell any future profits or sales of the Company in the form of royalty payments or under any other structure; (g) sell any assets of the Company not in the ordinary course of business; (h) put the Company under receivership, file for bankruptcy or any other such reorganization of the Company; (i) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in any taxation with respect to the Series C Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended, (or otherwise suffer to exist any such taxation as a result thereof), (j) enter into any transaction or arrangement structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(l0) of the Securities Act, (k) enter into any transaction or arrangement that involves the sale, lease, or other disposition of any significant portion of its assets outside the ordinary course of business, (l) enter into any transaction or arrangement that involves any merchant cash advance transactions, sale of receivables, or other similar transaction, (m) amend its certificate of incorporation in any manner that adversely affects the rights of the Holders, (n) directly or indirectly pay or declare any dividend or make any distribution in respect of, any Junior Securities, or set aside any monies for the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities, or (o) enter into any agreement with respect to any of the foregoing (each of the aforementioned events specified in (a) through (o) above shall be referred to herein as a “Section IX Breach”).

X. RETRACTION RIGHTS.

As of December 31, 2026, and at any time thereafter, the holder shall have the right to retract, from time to time and at any time, any amount of its Series C Convertible Preferred Stock and cause the Company to pay the holder, within three (3) business days of holder’s request, the Stated Value for each share of Series C Convertible Preferred Share that the holder retracts to the Company.

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XI. MISCELLANEOUS

(a)       Lost or Stolen Certificates. Upon receipt by the Company of (x) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Series C Convertible Preferred Stock Certificate(s), the Company shall execute and deliver new Series C Convertible Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificate(s) if the holder contemporaneously requests the Company to convert such Series C Convertible Preferred Stock.

(b)       Statements of Available Shares. Upon request, the Company shall deliver to the holder a written report notifying the holder of any occurrence which prohibits the Company from issuing common stock upon any such conversion. The report shall also specify (i) the total number of shares of common stock which are reserved for issuance upon conversion of the Series C Convertible Preferred Stock as of the date of the request, and (ii) the total number of shares of common stock which may thereafter be issued by the Company upon conversion of the Series C Convertible Preferred Stock before the Company would exceed the Reserved Amount. The Company shall, within five (5) days after delivery to the Company of a written request by any holder, provide all of the information enumerated in clauses (i) – (2) of this Section X(B) and, at the request of a holder, make public disclosure thereof.

(c)       Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Any action brought by the Company concerning the transactions contemplated by this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in a state or federal court located in the State of Nevada. Any action brought by the Holder concerning the transactions contemplated by this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in either (a) a state or federal court located in the State of Nevada, or (b) a state or federal court located in the Commonwealth of Massachusetts. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Holder to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Holder, including through a legal action in any court of competent jurisdiction. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Certificate of Designations and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this Certificate of Designations or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Certificate of Designations shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Certificate of Designations in that jurisdiction or the validity or enforceability of any provision of this Certificate of Designations in any other jurisdiction.

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(d)       Piggyback Registration of Shares. If at any time the Company shall determine to prepare and file with the Commission a registration statement (a “Registration Statement”) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with stock option or other employee benefit plans, the Company shall send to each Holder written notice of such determination and, if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such Registration Statement, any such holder shall so request in writing (which request shall specify the Common Stock issuable upon conversion of the Series C Convertible Preferred Stock (excluding the Beneficial Ownership Limitation) (the “Registration Shares”) intended to be disposed of by such holders, if any), the Company will cause the registration under the Registration Statement under the Securities Act of all the Registration Shares which the Company has been so requested to register by the Holder.

(e)       Severability. If any word, phrase, provision or clause of this Certificate of Designation is deemed to be invalid, illegal, or unenforceable, only such specific content shall be deemed stricken from this Certificate of Designation and all remaining language, content, rights, restrictions and privileges of this Certificate of Designation shall remain in effect. If any word, phrase, provision or clause of this Certificate of Designation is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(f)       Payment Set Aside. To the extent that the (i) Company makes a payment or payments to the Holder hereunder, or pursuant to any other agreement, certificate, instrument or document contemplated hereby, or (ii) the Holder enforces or exercises its rights hereunder, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Series C Convertible Preferred Stock or Common Stock) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Holder, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Holder a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Holder, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action)

(g)       Equal Treatment of Holders. No consideration (including any modification of any term in this Certificate of Designation) shall be offered or paid to any Holder or holder of a warrant to purchase Series C Convertible Preferred Stock to amend or consent to a waiver or modification of any provision of the Certificate of Designation or warrant to purchase Series C Convertible Preferred Stock unless the same consideration is also offered to all of the Holders of the Series C Convertible Preferred Stock. Further, the Company shall not make any payment to any Holder or holder of a warrant to purchase Series C Convertible Preferred Stock which are disproportionate to the respective shares of Series C Convertible Preferred Stock (including Series C Convertible Preferred Stock underlying any warrants to purchase Series C Convertible Preferred Stock) held by all such parties at the applicable time.

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(h)       Stated Value Payment Event. The occurrence of any of the following event(s) shall be deemed an “Stated Value Payment Event”:

a.	Conversion and the Shares. The Corporation fails to reserve a sufficient amount of shares of Common Stock as required under the terms of this Series C Convertible Preferred Stock, fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Series C Convertible Preferred Stock, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Series C Convertible Preferred Stock as and when required by this Series C Convertible Preferred Stock, the Corporation directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Series C Convertible Preferred Stock as and when required by this Series C Convertible Preferred Stock, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Series C Convertible Preferred Stock as and when required by this Series C Convertible Preferred Stock (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for two (2) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Corporation to remain current in its obligations to its transfer agent. It shall be a Stated Value Payment Event of this Series C Convertible Preferred Stock, if a conversion of this Series C Convertible Preferred Stock is delayed, hindered or frustrated due to a balance owed by the Corporation to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Corporation’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Corporation to the Holder within five (5) business days, either in cash or as an addition to the balance of the Stated Value of the Series C Convertible Preferred Stock, and such choice of payment method is at the discretion of the Corporation.

b.	Breach of Covenants. The Corporation breaches any material covenant or other material term or condition contained in the rights and designations of this Series C Convertible Preferred Stock and any collateral documents and such breach continues for a period of three (3) days after written notice thereof to the Corporation from the Holder or after five (5) days after the Corporation should have been aware of the breach.

c.	Breach of Representations and Warranties. Any representation or warranty of the Corporation made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Series C Convertible Preferred Stock.

d.	Receiver or Trustee. The Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

e.	Judgments. Any money judgment, writ or similar process shall be entered or filed against the Corporation or any subsidiary of the Corporation or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of ten (10) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

f.	Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation.

g.	Delisting of Common Stock. The Corporation shall fail to maintain the listing or quotation of the Common Stock on the Principal Market.

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h.	Failure to Comply with the Exchange Act. The Corporation shall fail to comply with the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings), and/or the Corporation shall cease to be subject to the reporting requirements of the Exchange Act.

i.	Liquidation. Any dissolution, liquidation, or winding up of Corporation or any substantial portion of its business.

j.	Cessation of Operations. Any cessation of operations by Corporation or Corporation admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Corporation’s ability to continue as a “going concern” shall not be an admission that the Corporation cannot pay its debts as they become due.

k.	Inside Information. Any attempt by the Corporation or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Corporation or its officers, directors, and/or affiliates of, material non-public information concerning the Corporation, to the Holder or its successors and assigns, which is not immediately cured by Corporation’s filing of a Form 8-K pursuant to Regulation FD on that same date.

Upon the occurrence of any Stated Value Payment Event, the Corporation shall pay to the Holder, within three (3) business days of any Stated Value Payment Event, in full satisfaction of its obligations under the Series C Convertible Preferred Stock, an amount equal to 110% multiplied by the then aggregate Stated Value of all of the Series C Convertible Preferred Stock, plus any amounts owed to the Holder pursuant to any other section of the rights and designations of the Series C Convertible Preferred Stock, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

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The foregoing descriptions of the Auctus Agreement, the GV Agreement, the GV Warrant and the Pre-Funded Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Auctus Agreement, the GV Agreement, the GV Warrant and the Pre-funded Warrant, copies of which are filed as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, each of which is incorporated herein in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

On February 20, 2024, Auto Parts 4 Less Group, Inc., a Nevada corporation (the “Company”), issued a press release announcing a significant restructuring of its debt obligations. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The furnishing of the press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
4.1	Warrant dated as of February 18, 2024, issued to Growth Ventures, LLC
4.2	Form of Pre-funded Warrant
10.1	Exchange Agreement dated as of January 31, 2024, between the Company and Auctus Fund, LLC
10.2	Exchange Agreement dated as of February 18, 2024, between the Company and Growth Ventures
99.1	Press release dated February 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

_______

*  Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Auto Parts 4Less Group, Inc.

Date: February 20, 2024	By:	/s/ Christopher Davenport
Christopher Davenport, Chief Executive Officer

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